BONDBLOXX ETF TRUST

(the “Trust”)

BondBloxx USD High Yield Bond Industrial Sector ETF

BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF

BondBloxx USD High Yield Bond Healthcare Sector ETF

BondBloxx USD High Yield Bond Financial & REIT Sector ETF

BondBloxx USD High Yield Bond Energy Sector ETF

BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF

BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF

BondBloxx USD High Yield Bond Sector Rotation ETF

BondBloxx BB Rated USD High Yield Corporate Bond ETF

BondBloxx B Rated USD High Yield Corporate Bond ETF

BondBloxx CCC Rated USD High Yield Corporate Bond ETF

BondBloxx JP Morgan USD Emerging Markets 1-10 Year Bond ETF

BondBloxx Bloomberg Six Month Target Duration US Treasury ETF

BondBloxx Bloomberg One Year Target Duration US Treasury ETF

BondBloxx Bloomberg Two Year Target Duration US Treasury ETF

BondBloxx Bloomberg Three Year Target Duration US Treasury ETF

BondBloxx Bloomberg Five Year Target Duration US Treasury ETF

BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF

BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF

BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF

BondBloxx BBB Rated 1-5 Year Corporate Bond ETF

BondBloxx BBB Rated 5-10 Year Corporate Bond ETF

BondBloxx BBB Rated 10+ Year Corporate Bond ETF

BondBloxx IR+M Tax-Aware Short Duration ETF

BondBloxx IR+M Tax-Aware Intermediate Duration ETF

BondBloxx IR+M Tax-Aware ETF For California Residents

BondBloxx IR+M Tax-Aware ETF For Massachusetts Residents

BondBloxx IR+M Tax-Aware ETF For New York Residents

BondBloxx Private Credit CLO ETF

SUPPLEMENT DATED SEPTEMBER 11, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED FEBRUARY 28, 2025,

AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI dated February 28, 2025, as supplemented from time to time

On August 25, 2025, the Board of Trustees (the “Board”) of the Trust accepted the resignation of Joanna Gallegos from her role as Interested Trustee and Chairperson of the Board effective as of August 25, 2025. Accordingly, all references and information relating to Ms. Gallegos in her capacity as a Board member in the SAI are hereby removed. Ms. Gallegos continues to serve as Chief Executive Officer and President of the Trust.

Concurrent with Ms. Gallegos’ resignation as a Board member, the Board appointed Leland Clemons, Jr. as Interested Trustee and Chairperson of the Board effective as of August 25, 2025. Accordingly, all references to Ms. Gallegos as Chairperson of the Board are hereby replaced with references to Mr. Clemons as Chairperson of the Board.

In addition, the following disclosures in the SAI are hereby replaced or revised as follows:

The second paragraph under “Management—Trustees and Officers” is hereby replaced as follows:

The address of each Trustee and officer is c/o BondBloxx ETF Trust, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. The Board has designated Leland Clemons, Jr. as its Board Chair. David Lonergan serves as the Lead Independent Trustee.

The table under the heading “Management—Trustees” is hereby replaced as follows:

Independent Trustees

Name (Age)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee
Allan Eberhart (63)	Trustee	2021-present	Professor of Finance, Founding Director (now Senior Associate Dean) of Master of Science in Finance program, McDonough School of Business, Georgetown University, since 1989	29	None

David Lonergan (55)	Lead Independent Trustee	2021-present	Retired; Chief Investment Officer Vista Capital Advisors (2017); Managing Director Global Co-Head Securities Lending and Finance BlackRock (1994 – 2014)	29	Advisory Board Member, Make-A-Wish Greater Bay Area (since 2017)

Stephen Messinger (63)	Trustee, Audit Committee Chair	2021-present	President, Morrow Sodali Fund Solutions, 2019-present (registered fund governance advisory); Managing Director, BlackRock, Inc. (2016 – 2019); Executive Vice President, iShares ETFs (2016 – 2019)	29	Director, Ricochet Foundation (since 2018)

H. Michael Williams (64)	Trustee, Nominating and Governance Committee Chair	2021-present	Retired; Educator, Director of Intercollegiate Athletics, University of California, Berkeley (2014 – 2018)	29	Member, Board of Visitors, University of California – Berkeley (since 2022); Director, Health Career Connections (since 2021) Director, The Spencer Foundation (since 2019);

Interested Trustee

Leland Clemons, Jr.[1] (48)	Interested Trustee and Board Chair	Since August 2025	Chief Executive Officer, BondBloxx Investment Management Corporation, since 2021; Chief Executive Officer, VettaFi (2021 – 2024); Head of Fixed Income and Derivatives, Tradeweb Europe (2019 – 2021); and Global Head of Markets and Investment Strategy, BlackRock, Inc. (2005 – 2019).	29	None

1.	Leland Clemons, Jr. is an “interested person” of the Trust, as defined in the 1940 Act, due to his affiliation with the Adviser.

The following replaces the disclosure under “Management—Trustees—Interested Trustee”:

Leland Clemons, Jr.. Leland Clemons, Jr. has been a Trustee of the Trust since 2025. Prior to co-founding BondBloxx, Mr. Clemons was Head of Fixed Income and Derivatives for Tradeweb Europe where he led accelerated growth in the credit, rates, and automated execution products, including the introduction of portfolio trading in European credit. Mr. Clemons served as Chief Executive Officer of VettaFi, a differentiated index provider and financial services firm, from 2021 to 2024. From 2005 to 2019, he served as a leader in BlackRock’s iShares ETF business, including Global Head of Markets and Investment Strategy, where he helped grow ETF assets from less than $100 billion to more than $2 trillion. Mr. Clemons is named as inventor on a U.S. patent for a system to protect individual investors in a blind trust ETF with a small lot redemption trigger, developed during his time at BlackRock.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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